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                       SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549



                                 FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):   February 22, 2002


                          PROSPERITY BANCSHARES, INC.
            (Exact name of registrant as specified in  its charter)



            TEXAS                        0-25051                 74-2331986
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                             Identification No.)



           4295 SAN FELIPE
           HOUSTON, TEXAS                                           77027
(Address of principal executive offices)                         (Zip Code)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 693-9300



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     ITEM 5. OTHER EVENTS.

     On February 22, 2002, Prosperity Bancshares, Inc. (the "Company") publicly disseminated a press release announcing that it had entered into a Stock Purchase Agreement with American Bancorp of Oklahoma, Inc. to acquire its wholly-owned subsidiary, Texas Guaranty Bank, N.A., for cash. The purpose of this Current Report on Form 8-K is to file as Exhibit 99.1 a copy of the Company's press release dated February 22, 2002 announcing such event. The press release is incorporated by reference into this Item 5 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.


     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

              Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

              99.1 -    Press Release dated February 22, 2002.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PROSPERITY BANCSHARES, INC.



Dated: February 22, 2002                By: /s/ James D. Rollins III
                                            ----------------------------------
                                            James D. Rollins III
                                            Senior Vice President





                                 EXHIBIT INDEX

  Exhibit
  Number                Description
----------              -----------
   99.1       Press Release dated February 22, 2002.


                                       2